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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 6, 1998



                               Mountbatten, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




  Pennsylvania                   0-24838                         23-2633708
-----------------              ------------                  -------------------
(State or other                (Commission                    (I.R.S. Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)



33 Rock Hill Road, Bala Cynwyd, Pennsylvania                            19004
--------------------------------------------                          ----------
  (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (610) 664-2259



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)









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Item 5.  Other Events.

         On May 6, 1998, Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Fidelity and Deposit Company of Maryland ("F&D") and its wholly owned subsidiary, F&D Merger Sub, Inc. ("Merger Sub"), pursuant to which Merger Sub will merge (the "Merger") with and into Registrant with Registrant as the surviving corporation. The Merger is subject to approval by the shareholders of Registrant as well as various regulatory approvals, including approval by the Insurance Department of the Commonwealth of Pennsylvania. On May 6, 1998, F&D, Merger Sub and certain management shareholders of Registrant entered into a Contribution Agreement whereby such shareholders have agreed, among other things, to contribute to Merger Sub certain shares of Common Stock of Registrant beneficially owned by them in exchange for certain Class B Shares of Merger Sub, subject to certain conditions.

         The Merger Agreement provides that, upon consummation of the Merger, each outstanding share of Common Stock of Registrant, other than any shares as to which dissenters' appraisal rights are perfected, will be converted into the right to receive $14.60 in cash and that each outstanding and unexercised option and warrant to purchase Common Stock of Registrant will be cancelled and, in consideration of such cancellation, the holder thereof will receive for each share of Common Stock theretofore subject to such option or warrant an amount in cash equal to the excess of $14.60 over the exercise price per share of such option or warrant. For further information regarding the terms and conditions of the Merger Agreement, reference is made to the Merger Agreement filed as Exhibit 1 hereto and incorporated herein by reference.

         On May 6, 1998, F&D, Merger Sub and certain shareholders of Registrant entered into a Voting Agreement (the "Voting Agreement"), whereby such shareholders, who collectively own approximately 24% of Registrant's outstanding Common Stock, agreed, among other things, to vote for approval and adoption of the Merger Agreement. For further information regarding the terms and conditions of the Voting Agreement, reference is made to the Voting Agreement filed as Exhibit 2 hereto and incorporated herein by reference.

         Exhibit 3 to this Form 8-K Report is the press release regarding the Merger issued jointly by Registrant and F&D on May 6, 1998.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.



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         (c) Exhibits:

             1. Agreement and Plan of Merger dated as of May 6, 1998 among
                Fidelity and Deposit Company of Maryland, F&D Merger Sub, Inc. and Mountbatten, Inc.

             2. Voting Agreement dated as of May 6, 1998 among Fidelity and
                Deposit Company of Maryland, F&D Merger Sub, Inc., Kenneth L. Brier, Ted A. Drauschak and Jack Brier.

             3. May 6, 1998 joint press release issued by Mountbatten, Inc. and
                Fidelity and Deposit Company of Maryland.


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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             MOUNTBATTEN, INC.


Date:  May 19, 1998                            By: /s/ Kenneth L. Brier
                                                   ---------------------------
                                                   Kenneth L. Brier, President
                                                   and Chief Executive Officer


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                                 EXHIBIT INDEX



Exhibit                                                            Sequentially
Number                    Description                              Numbered Page
-------                   -----------                              -------------

  1 Agreement and Plan of Merger dated as of May 6, 1998 among Fidelity and Deposit
            Company of Maryland, F&D Merger Sub, Inc.
            and Mountbatten, Inc.

  2 Voting Agreement dated as of May 6, 1998 among Fidelity and Deposit Company of Maryland, F&D Merger Sub, Inc., Kenneth L.
            Brier, Ted A. Drauschak and Jack Brier

  3 May 6, 1998 joint press release issued by Mountbatten, Inc. and Fidelity and Deposit
            Company of Maryland


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